SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                           THE SECURITIES ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)      DECEMBER 8, 1997
                                                  ------------------------------

                             TOUCAN GOLD CORPORATION
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               (Exact name of registrant as specified in charter)



       DELAWARE                        33-28562                   75-2661571
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(State of incorporation)      (Commission File Number)          (IRS Employer
                                                             Identification No.)




8201 PRESTON ROAD, SUITE 600,       DALLAS, TEXAS                     75225
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(Address of Principal Executive Offices)                            (Zip Code)



Registrant's telephone number, including area code         (214) 890-8065
                                                   ---------------------------




                   ------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS
        ------------

     1.   Private Placement.

          On December 23, 1997, Toucan Gold Corporation, a Delaware corporation (the "Company"), completed a private placement of 400,000 shares (the "Investor Shares") of Company common stock, par value $.01 per share (the "Common Stock"), to three of its existing stockholders at a purchase price of $.75 per share of Common Stock. Along with each share of Common Stock sold in the private placement, the Company granted to the holder thereof a warrant (the "Investor Warrants") to purchase one share of Common Stock at an exercise price of $1.50. The Investor Warrants will be exercisable until January 1, 2001. The proceeds of the private placement will be used for the Company's working capital purposes.

          The private placement was effectuated pursuant to the exemption from registration set forth in Section 4(2) and Regulation D of the Securities Act of 1933, as amended (the "Securities Act"); therefore, the Investor Shares, the Investor Warrants and the shares of Common Stock underlying the Investor Warrants are "restricted securities" under Rule 144 of the Securities Act.

     2.   Acquisition of Additional Claims.

          On November 18, 1997, Igor Moussticoshvilly ("Moussticoshvilly"), a consultant to Mineradora de Bausita Ltda., the Company's wholly-owned Brazilian subsidiary, acquired 10,000 hectares of priority exploration claims (the "Claims") in the Cuiaba Basin in Brazil for a purchase price of $150,000. On December 8, 1997, the Company agreed to purchase the Claims for $150,000 consisting of a cash payment of $50,000 with the remaining $100,000 balance being paid in shares (the "Acquisition Shares") of Common Stock valued at $.75 per share (i.e., 133,333 shares) and the issuance to Moussticoshvilly of warrants (the "Acquisition Warrants") to purchase 133,333 shares of Common Stock at an exercise price of $1.50. The Acquisition Warrants will be exercisable until January 1, 2001.

          The issuance of the Acquisition Shares and the Acquisition Warrants was effectuated pursuant to the exemption from registration set forth in
     Section 4(2) of the Securities Act; therefore, the Acquisition Shares, the Acquisition Warrants and the shares of Common Stock underlying the Acquisition Warrants are "restricted securities" under Rule 144 of the Securities Act.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Financial Statements of Business Acquired
                                 Not applicable.


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          (b)  Pro Forma Financial Information
                                 Not applicable.

          (c)  Exhibits

               10.1 Form of Investor Warrant
               10.2 Form of Acquisition Warrant


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 Toucan Gold Corporation
                                 (Registrant)



Date:    January 8, 1998         By:      /s/ Robert P. Jeffcock
                                         ---------------------------------------
                                         Robert P. Jeffcock, President and Chief
                                         Executive Officer

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